Registration No. 33-6418
                                                      1940 Act File No. 811-4946
                                                                     Rule 497(e)


                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                    BOND FUND

                             ----------------------

                        Supplement Dated January 29, 2007
                                       To
             Statement of Additional Information Dated April 1, 2006
               As Supplemented May 16, 2006 and November 28, 2006


Election of New Director
------------------------

      At its meeting held on January 25, 2007, the Board of Directors of Thompson Plumb Funds, Inc. (the "Funds") appointed Patricia Lipton, 64, as a Director of the Funds, effective immediately. Ms. Lipton is not considered to be an "interested person" under the Investment Company Act of 1940.

Ms. Lipton will also serve on the Fund's audit committee and nominating committee. Prior to her retirement in 2004, Ms. Lipton served as Executive Director of the State of Wisconsin Investment Board ("SWIB") from 1989 to 2004 and as Assistant Executive Director of SWIB from 1982 to 1989. Prior thereto, Ms. Lipton served as Director of the State Tax Policy Bureau of the Wisconsin Department of Revenue from 1974 to 1982 and a Research Assistant with Philadelphia Federal Reserve Bank from 1970 to 1972. Ms. Lipton is also currently a member of the Board of Directors of both the Wisconsin Alumni Research Foundation and the Wisconsin Council on Children & Families Foundation.